THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, IT MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS NOTE MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

"UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE IN CANADA BEFORE ♦ [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE].

PROMISSORY NOTE

October 15, 2008

$150,000 U.S.

FOR VALUE RECEIVED, the undersigned (the "**Borrower**") promises to pay to the order of G. GEORGOPOULOU (the "**Lender**") the principal sum of One Hundred Fifty Thousand Dollars ($150,000) in lawful currency of the United States (the "**Principal Sum**"), together with interest thereon as herein provided.

The Principal Sum or such amount as shall remain outstanding from time to time shall earn interest (the "**Interest**") at the rate of eight percent (8%) per annum, calculated monthly in arrears, for the period beginning on the date of the advance of the Principal Sum, payable as provided below. Interest shall be paid at maturity. In the event of any partial repayments made on the Principal Sum, such payments shall be applied firstly towards accrued interest and then towards the Principal Sum.

The Principal Sum and the Interest will become due and payable on demand, provided that demand for payment may not be made until on or after October 15, 2009.

The undersigned, when not in default hereunder, will have the privilege of prepaying in whole or in part the Principal Sum and Interest without bonus or penalty.

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

ARGENTEX MINING CORPORATION

Per: [signature]

Ken Hicks, President